UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

79th Annual Report 2008

an investment you can live with

Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

Dear Fellow Stockholders:

          We are pleased to present the annual stockholder report for Tri-Continental Corporation. Within this report you will find a discussion of the Corporation’s performance, as well as the Corporation’s portfolio of investments, and financial statements for the year ended December 31, 2008.

          As you are aware, there have been several very important changes with regard to the Corporation, including:

•	RiverSource Investments, LLC became the new investment manager of the Corporation on November 7, 2008,

•	a new portfolio management team, the RiverSource Disciplined Equity and Asset Allocation Team, began managing the Corporation’s assets in November 2008,

•	the stockholders elected 10 new directors, resulting in 11 out of 12 directors being independent and an independent Chairman of the Board,

•

the Corporation modified its distribution policy from that of a level distribution policy to an earned distribution policy, meaning that the Corporation intends to pay distributions to stockholders based upon amounts distributed by underlying portfolio companies owned by the Corporation, and

•	the Corporation executed an in-kind tender offer in late 2008 and, subsequently, in 2009 has executed a cash tender offer.

          Further information regarding the results of the in-kind and cash tender offers and the changes to the distribution policy can be found on pages 10 and 11 of this report.

          The members of your Board understand that the Corporation’s investment results over recent periods have been disappointing, and we can assure you that addressing the Corporation’s underperformance is of paramount importance to the Board and the investment manager.

          As you may know, members of your Board are also directors or trustees of other funds within the RiverSource fund family, and we are very familiar with the performance of the many investment teams at RiverSource Investments. In this regard, we have worked closely with management of RiverSource Investments to monitor and address matters relating to performance by a RiverSource fund. While we cannot guarantee any performance results, we have great confidence in the investment expertise of your new investment management team. As we move into a new era in Tri-Continental’s history, we hope you will give your new Board and RiverSource Investments the opportunity to earn your support and confidence.

By order of the Board of Directors,

Stephen R. Lewis, Jr.
Chairman

Tri-Continental Corporation

Interview With Your Portfolio Manager

          Note: In conjunction with the acquisition of the Fund’s previous investment manager by RiverSource Investments, LLC, the team responsible for Tri-Continental’s portfolio management was changed in November 2008 from the Seligman Core/Growth Investment Team to the RiverSource Disciplined Equity and Asset Allocation Team.

How did Tri-Continental Corporation perform for the year ended December 31, 2008?

          For the year ended December 31, 2008, Tri-Continental posted a total return of -43.8% based on net asset value, and -45.9% based on market price. Tri-Continental’s benchmark, the S&P 500 Index returned -37.0% for the same period, and its peers, as measured by the Lipper Closed-End Core Funds Average returned -40.3%.

What market conditions and economic factors materially impacted Tri-Continental’s investment results during the year?

          Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

          The liquidity crisis reached its peak in March when the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

          Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

          The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

          In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15,

Tri-Continental Corporation

Interview With Your Portfolio Manager (continued)

Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

          The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were quickly sold to JPMorgan Chase and Wells Fargo, respectively.

          Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

What investment strategies and techniques materially impacted Tri-Continental’s investment results during the year?

          Information technology was Tri-Continental’s largest sector weighting during the year and was its largest overweight, relative to the benchmark. The sector was among the poorer performing areas of the benchmark during the year and a combination of stock selection and sector allocation led Tri-Continental’s investment results within the sector to lag those of the benchmark.

          The area that had the largest negative impact on Tri-Continental’s investment results, as compared to the benchmark, was the consumer staples sector. The sector was the best performing sector in the benchmark and Tri-Continental’s underweight position negatively impacted relative investment results, along with stock selection that included Rite Aid. Rite Aid’s stock price continued to suffer from a combination of weakened industry fundamentals amidst a pullback in consumer spending and integration issues related to its acquisition of Brooks/Eckerd. UST, a manufacturer of smokeless tobacco products and premium wines, was a bright spot in Tri-Continental’s consumer staples holdings. The company’s shares rose as earnings exceeded expectations and its acquisition by Altria Group was announced. Energizer Holdings, which was added to the portfolio in the fourth quarter also contributed positively to Tri-Continental’s investment results. The company, which makes batteries, razors, and other personal care products, dismissed patent infringement claims against Spectrum Brands in December.

          Stock selection was also notably detrimental in the financials, materials, and consumer discretionary sectors. Smurfit-Stone Container, a smaller company in the materials sector that manufactures containerboard and corrugated containers, saw its stock price decline in the flight-to-

Tri-Continental Corporation

Interview With Your Portfolio Manager (continued)

quality market environment. With a reasonable amount of debt on its books, Smurfit Stone seemed to lose its appeal with investors seeking less economically sensitive companies. Bank of America was also among Tri-Continental’s top detractors. Shares of Bank of America suffered due to continuing severe financial market conditions, coupled with reduced earnings from capital markets activities, escalating credit costs, and concerns over the looming challenges of integrating its newest acquisition, Merrill Lynch.

          Stock selection was the strongest in the industrials sector, the area that had the largest positive contribution to Tri-Continental’s relative investment results during the year. The sector was among the poorer performing areas of the benchmark, and Tri-Continental’s underweight also contributed to relative results. Delta Air Lines was among the top individual contributors to Tri-Continental’s investment results, as declining energy prices drove Delta’s share price higher.

          Tri-Continental also outperformed the benchmark in the health care sector, aided by its position in Barr Pharmaceuticals, which was acquired by rival Teva Pharmaceutical Industries in late December.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2008

		Average Annual

	Three Months*	One Year	Two Years	Three Years	Five Years	Ten Years

Market Price	(29.63)%	(45.89)%	(25.16)%	(11.90)%	(4.47)%	(3.85)%
Net Asset Value	(24.30)	(43.77)	(25.21)	(13.09)	(5.24)	(4.28)
Lipper Closed-End Core Funds Average**	(25.20)	(40.34)	(21.79)	(10.33)	(3.49)	(0.22)
Lipper Large-Cap Core Funds Average**	(22.00)	(37.23)	(18.50)	(8.99)	(2.88)	(1.72)
S&P 500 Index**	(21.95)	(36.99)	(18.44)	(8.35)	(2.19)	(1.38)

PRICE PER SHARE

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Market Price	$ 9.86	$14.61	$16.54	$17.42	$20.90
Net Asset Value	11.29	15.55	18.65	19.62	23.03

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Periods Ended December 31, 2008

	Capital Gain (Loss)

Distributions Paid‡	Realized	Unrealized Gain†	Unrealized Loss†	SEC 30-Day YieldØ

$2.11	$(11.84)	$0.26	$(4.16)	2.75%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com[1] by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, former investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 6.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**

The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions, and exclude the effect of fees, taxes, and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $2.50 per share. See also “Common Stock Distributions” on page 6.

†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of December 31, 2008.

Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2008, has been computed in accordance with SEC regulations and will vary.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $11.29 at December 31, 2008 compared to $23.03 at the start of the year. Assuming the reinvestment of distributions in additional shares, the total return was (43.77)%.

Common Stock distributions, paid quarterly, totaled $2.11 per share, compared to $2.44 in 2007. Tri-Continental has paid dividends to Common Stockholders, uninterrupted, for 64 years.

          The following table sets forth the amounts of distributions paid in 2008 from the following sources, as applicable: net investment income, net realized short- and long-term capital gains, and return of capital. All amounts are expressed per common share.

	Cumulative 2008 Distributions

	Amount	% Breakdown

Net Investment Income	$0.50	23.70%
Net Realized Short-Term Capital Gains	0.19	9.00
Net Realized Long-Term Capital Gains	0.20	9.48
Return of Capital	1.22	57.82

Total (per Common share)	$2.11	100.00%

          The amounts and sources of distributions reported above are based upon the Corporation’s accounting records and are not being provided for tax reporting purposes. The Corporation sent you a Form 1099-DIV in January 2009 for the calendar year 2008 that described how to report these distributions for federal income tax purposes.

Preferred Stock dividends, paid each quarter, completed 78 years of uninterrupted payments. In 2008, the total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $72.61 per Preferred share.

Stock Repurchase Program. For the year ended December 31, 2008, the Corporation repurchased 3,273,402 shares, representing 3.2% of outstanding shares at the beginning of the year, pursuant to its ongoing stock repurchase program. This compares to 4,245,571 shares repurchased in the year ended December 31, 2007, representing 4.1% of shares outstanding. The shares acquired during the current year were repurchased at discounts that ranged from 7.11% to 11.94%. As a consequence, the repurchase program increased the Corporation’s net asset value by approximately $0.03 per share, or 0.12%.

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2008	2007

Total assets	$1,002,411,504	$2,471,980,381
Amounts owed	70,875,232	60,914,462

Net Investment Assets	931,536,272	2,411,065,919
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$893,899,272	$2,373,428,919

Common shares outstanding	79,181,325	103,037,616
Net Assets Per Common Share	$11.29	$23.03

Capital Gains:
Net capital gains (losses) realized	$(937,438,211)	$181,232,494
Per Common share	$(11.84)	$1.76
Accumulated capital gains (losses), end of year	$(660,772,826)	$32,369,341
Per Common share, end of year	$(8.35)	$0.31
Unrealized capital gains, end of year	$20,982,234	$142,335,577
Per Common share, end of year	$0.26	$1.38
Unrealized capital losses, end of year	$(329,456,887)	$(333,895,723)
Per Common share, end of year	$(4.16)	$(3.24)

Income:
Total investment income earned	$66,907,170	$103,924,289
Expenses	13,192,523	17,704,363
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock.	$51,832,797	$84,338,076

Expense to average net investment assets	0.71%	0.65%
Expense to average net assets for Common Stock.	0.73%	0.66%

Distributions Paid per Common Share	$2.11	$2.44

Tri-Continental Corporation

Stockholder Services

Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with distribution payments. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction. During 2008, Stockholders directly purchased 375,285 shares through the Plan.

Automatic Cash Withdrawal Plan. Stockholders who hold Common stock with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market or elsewhere to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan or retired. During 2008, the Corporation purchased 1,810,291 shares directly from stockholders through the Plan.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $5,000 per year to a Traditional IRA for 2008. A working or nonworking spouse may also contribute up to $5,000 to a separate Traditional IRA for 2008. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2008 is less than $53,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $85,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $159,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $5,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $101,000 for individuals or $159,000 for married couples to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $116,000 for individuals or $169,000 for married couples. Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $5,000 in any year.

Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditional IRA of up to $1,000. Earnings grow tax-free and

Tri-Continental Corporation

will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $46,000 per participant. For retirement plan purposes, no more than $230,000 may be taken into account as earned income under the plan in 2008. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. In 2008, you may give as much as $12,000 ($13,000 in 2009) to as many individuals as desired free of federal gift tax; married couples may give up to $24,000 ($26,000 in 2009).

Results of the Tender Offers

In-Kind Tender Offer

          Tri-Continental conducted an in-kind tender offer for up to 36,308,589 of its shares of Common Stock, representing approximately 35% of its issued and outstanding shares, that expired on December 11, 2008.

          Approximately 25,633,247 shares of Common Stock, or approximately 24.4% of the Corporation’s Common Stock outstanding, were tendered through the stated expiration date. All properly tendered shares were accepted for purchase at a price per share equal to 99.25% of the net asset value per share of the Corporation’s Common Stock as of the close of the regular trading session of the New York Stock Exchange on December 12, 2008. The total value of the Common Stock shares purchased was $281,453,052, which was paid in a combination of cash and portfolio securities owned by the Corporation.

Cash Tender Offer

          Tri-Continental conducted a cash tender offer for up to 9,893,955 of its shares of Common Stock, representing approximately 12.5% of its issued and outstanding shares that expired on February 11, 2009.

          Approximately 9,247,000 shares of Common Stock, or approximately 11.7% of the Corporation’s Common Stock outstanding, were tendered through the stated expiration date. Because less than 12.5% of the issued and outstanding shares of Common Stock of the Corporation was tendered through the expiration date, all properly tendered shares was accepted for purchase. The purchase price was equal to 99.25% of the net asset value per share of the Corporation’s Common Stock as of the close of the regular trading session of the New York Stock Exchange on February 12, 2009. The total value of the Common Stock shares purchased was $93,024,820, which was paid in cash.

Tri-Continental Corporation

Changes to the Distribution Policy
and Stock Repurchase Program

Effective January 8, 2009, the Corporation eliminated its level rate distribution policy, which called for quarterly distributions to holders of its Common Stock equal to 2.75% of the net asset value (NAV) attributable to the Corporation’s Common Stock at the end of the prior calendar quarter (or approximately 11% annually), consisting of distributions of income, and one or both of net realized capital gains and returns of capital (the “Level Distribution Policy”).

In place of the Level Distribution Policy, the Corporation adopted an earned distribution policy. Under this new policy, the Corporation intends to make distributions to holders of Common Stock that are approximately equal to all distributions received by the Corporation from its underlying portfolio investments, less the Corporation’s expenses and dividends payable on the Corporation’s Preferred Stock.

In its decision to terminate the Level Distribution Policy, the Board of Directors of the Corporation considered market conditions and other factors. In its determination, the Board considered that the 11% annual distribution rate under the Level Distribution Policy was not dependent upon the amount of the Corporation’s earned income or realized capital gains, and resulted in over half of the 2008 distributions to Stockholders being deemed a return of capital. The Board also took into account that the Corporation, prior to the Level Distribution Policy, had a long history of paying dividends based upon distributions received by the Corporation from its portfolio investments. The Board also considered potential adverse tax consequences associated with maintaining the Level Distribution Policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Corporation’s capital loss carryforwards from prior years could effectively be forfeited. The change in the distribution policy being implemented by the Corporation is driven largely by market factors and is consistent with the experience of other closed-end funds, many of which have reduced or are expected to reduce distributions to their stockholders.

The Board also renewed a modified version of the Corporation’s stock repurchase program. The 2008 stock repurchase program allowed the Corporation to repurchase up to 5% of the Corporation’s outstanding Common Stock during the period January 1, 2008 through December 31, 2008 directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) was greater than 5%. During 2008, the Corporation purchased 1,463,111 shares in the open market. On July 31, 2008, Tri-Continental suspended the open market purchases.

As approved for 2009, the amount of the Corporation’s outstanding Common Stock that the Corporation may repurchase from Stockholders and in the open market will remain at 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Corporation’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation’s Common Stock in the marketplace.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

          Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental Common Stock purchased on December 31, 1988, was $19,250. Stockholders who received 100% of their distributions in shares would have realized an increase in the market value of these 1,000 shares of more than two times to $62,115 by year-end 2008.

*

Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

          For the 20-year period ended December 31, 2008, based on market value. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Federal Taxes

          Quarterly dividends paid on both the Preferred and Common Stocks for 2008 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the 2008 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

          For the year ended December 31, 2008, the Corporation designates 100% of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income, which is taxed at a lower rate for individual stockholders. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period beginning 90 days before each ex-dividend date.

Visit www.tricontinental.com*

          Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

          Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history. We hope you find the site a useful one that you will want to visit often.

*

The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus or statement of additional information.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2008 was as follows. Individual securities owned are listed on pages 17 through 23.

				Percent of Net Investment Assets

				December 31,
	Issues	Cost	Value	2008	2007

Common Stocks:
Aerospace and Defense	2	$6,521,323	$5,921,875	0.6	2.8
Air Freight and Logistics	1	2,162,232	2,303,886	0.3	0.5
Airlines	1	1,764,659	1,905,373	0.2	1.2
Auto Components	—	—	—	—	1.1
Automobiles	—	—	—	—	0.4
Beverages	3	29,463,067	29,801,799	3.2	—
Biotechnology	4	22,115,489	21,351,855	2.3	1.9
Building Products	1	1,926,259	1,925,913	0.2	—
Capital Markets	3	26,316,253	11,170,899	1.2	4.4
Chemicals	4	17,989,520	16,461,620	1.8	—
Commercial Banks	7	33,613,050	17,157,751	1.8	1.2
Commercial Services and Supplies	2	5,831,570	6,189,143	0.7	1.0
Communications Equipment	5	17,140,172	13,404,453	1.4	5.6
Computers and Peripherals	3	21,207,101	21,836,441	2.4	4.2
Construction and Engineering	—	—	—	—	1.2
Consumer Finance	3	6,649,027	5,900,508	0.6	1.1
Containers and Packaging	1	6,901,641	127,481	—	2.3
Distributors	1	1,856,863	1,922,114	0.2	—
Diversified Consumer Services	1	3,074,012	3,240,690	0.4	—
Diversified Financial Services	4	120,408,377	72,937,686	7.8	3.9
Diversified Telecommunication Services	3	35,446,116	24,891,585	2.7	2.4
Electric Utilities	2	14,199,258	10,947,096	1.2	0.7
Electrical Equipment	1	2,365,682	2,504,087	0.3	0.5
Electronic Equipment, Instruments and Components	2	3,575,161	3,800,257	0.4	—
Energy Equipment and Services	7	19,359,294	14,290,035	1.5	3.1
Food and Staples Retailing	4	86,445,213	44,238,445	4.8	2.3
Food Products	4	14,764,979	15,297,503	1.7	—
Health Care Equipment and Supplies	3	6,375,599	5,797,925	0.6	1.0
Health Care Providers and Services	3	9,013,538	5,048,581	0.6	1.7
Hotels, Restaurants and Leisure	1	5,704,524	5,816,258	0.6	0.9
Household Products	2	21,836,770	19,743,180	2.1	—
Independent Power Producers and Energy Traders	—	—	—	—	0.6
Industrial Conglomerates	3	45,755,445	28,181,139	3.0	2.5
Insurance	11	46,405,035	42,213,095	4.5	2.5
Internet Software and Services	2	17,933,748	9,573,786	1.0	2.3
IT Services	5	11,109,924	11,396,722	1.2	—
Leisure Equipment and Products	2	3,603,526	3,745,199	0.4	—
Life Sciences Tools and Services	—	—	—	—	0.7

(continued on page 15)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net Investment Assets

				December 31,
	Issues	Cost	Value	2008	2007

Common Stocks: (continued)
Machinery	2	$3,980,906	$4,227,208	0.5	1.1
Media	4	23,209,888	23,151,934	2.5	2.7
Metals and Mining	4	12,309,802	6,906,517	0.7	2.2
Multi-Utilities	1	8,777,048	5,776,302	0.6	—
Multiline Retail	2	2,978,834	2,862,494	0.3	1.8
Office Electronics	1	1,764,801	1,852,156	0.2	—
Oil, Gas and Consumable Fuels	16	119,660,275	109,510,677	11.8	9.6
Pharmaceuticals	10	130,393,286	114,738,771	12.3	5.4
Real Estate Investment Trusts	2	3,712,276	4,035,666	0.4	0.3
Road and Rail	4	30,720,624	31,924,217	3.4	—
Semiconductors and Semiconductor
Equipment	7	41,094,400	26,446,341	2.8	3.5
Software	3	39,653,057	24,183,059	2.6	3.2
Specialty Retail	7	52,509,696	39,456,358	4.2	1.1
Textiles, Apparel and Luxury Goods	3	5,600,162	5,771,733	0.6	0.6
Tobacco	1	9,957,108	7,886,907	0.9	2.6
Trading Companies and Distributors	1	1,811,902	1,943,169	0.2	—
Wireless Telecommunication Services	1	1,580,956	1,707,679	0.2	1.6

Total Common Stocks	170	1,158,549,448	893,425,568	95.9	89.7
Limited Partnership	1	4,292,803	1,893,126	0.2	0.1
Options Purchased	7	13,629,094	260,451	—	1.0
Equity-Linked Notes	2	29,688,000	2,105,547	0.2	5.3
Money Market Fund	1	19,369,071	19,369,071	2.1	—
Time Deposit	—	—	—	—	2.7
Other Assets Less Liabilities	—	14,482,509	14,482,509	1.6	1.2

Net Investment Assets	181	$1,240,010,925	$931,536,272	100.0	100.0

Tri-Continental Corporation

Ten Largest Equity Holdings†
December 31, 2008

	Cost (000s)	Value (000s)

Pfizer Inc.	$61,249	$55,597
Chevron Corporation	51,170	53,533
Wal-Mart Stores, Inc.	37,220	37,596
JPMorgan Chase & Co.	38,636	31,763
Johnson & Johnson	25,171	25,670
Home Depot, Inc.	26,074	25,323
AT&T Inc.	30,772	22,467
Bank of America Corporation	48,397	20,737
International Business Machines Corporation	19,016	19,601
General Electric Company	34,277	18,426

	$371,982	$310,713

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes options purchased.

Largest Portfolio Changes
October 1 to December 31, 2008

Largest Purchases	Largest Sales

Wal-Mart Stores, Inc.*	Exxon Mobil Corporation
Pfizer Inc.	Delta Air Lines, Inc.**
Home Depot, Inc.*	Microsoft Corporation**
Johnson & Johnson*	Philip Morris International Inc.**
Citigroup Inc.	Cephalon, Inc.
Chevron Corporation	Wyeth
International Business Machines Corporation*	Wells Fargo and Company
PepsiCo, Inc.*	Abbott Laboratories
Allstate Corporation*	United Parcel Service Inc. (Class B)**
Gilead Sciences, Inc.*	Google Inc. (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2008

	Shares	Value

COMMON STOCKS 95.9%

AEROSPACE AND DEFENSE 0.6%
General Dynamics Corporation	68,387	$3,938,407
United Technologies Corporation	37,005	1,983,468

		5,921,875

AIR FREIGHT AND LOGISTICS 0.3%
C.H. Robinson Worldwide, Inc.	41,866	2,303,886

AIRLINES 0.2%
Southwest Airlines Co.	221,041	1,905,373

BEVERAGES 3.2%
Brown-Forman Corporation (Class B)	36,403	1,874,390
Coca-Cola Company (The)	269,870	12,217,018
PepsiCo, Inc.	286,843	15,710,391

		29,801,799

BIOTECHNOLOGY 2.3%
Amgen Inc.*	87,982	5,080,961
Celgene Corporation*	37,890	2,094,559
Cephalon, Inc.	17,339	1,335,797
Gilead Sciences, Inc.*	251,086	12,840,538

		21,351,855

BUILDING PRODUCTS 0.2%
Masco Corporation	173,038	1,925,913

CAPITAL MARKETS 1.2%
Charles Schwab Corporation	119,572	1,933,479
Goldman Sachs Group, Inc. (The)	32,348	2,729,848
Morgan Stanley	405,709	6,507,572

		11,170,899

CHEMICALS 1.8%
Dow Chemical Company	610,434	9,211,449
E. I. du Pont de Nemours and Company	70,716	1,789,115
Monsanto Company	51,292	3,608,392
PPG Industries, Inc.	43,664	1,852,664

		16,461,620

COMMERCIAL BANKS 1.8%
BB&T Corporation	127,103	3,490,248
Comerica Incorporated	95,230	1,890,316
Fifth Third Bancorp	253,453	2,093,522
KeyCorp	224,328	1,911,275
Marshall & Ilsley Corporation	140,663	1,918,643
SunTrust Banks, Inc.	109,671	3,239,681
Wells Fargo & Company	471,853	2,614,066

		17,157,751

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Shares	Value

COMMERCIAL SERVICES AND SUPPLIES 0.7%
Republic Services, Inc.	81,844	$2,028,913
Waste Management, Inc.	125,535	4,160,230

		6,189,143

COMMUNICATIONS EQUIPMENT 1.4%
Cisco Systems, Inc.*	217,878	3,551,411
Corning Incorporated	326,269	3,109,344
Motorola, Inc.	406,815	1,802,190
Nortel Networks Corporation	190	49
QUALCOMM Inc.	137,914	4,941,459

		13,404,453

COMPUTERS AND PERIPHERALS 2.4%
International Business Machines Corporation	232,905	19,601,285
Lexmark International, Inc. (Class A)*	64,655	1,739,220
QLogic Corp.*	36,900	495,936

		21,836,441

CONSUMER FINANCE 0.6%
American Express Company	29,059	539,044
Capital One Financial Corporation	110,776	3,532,647
SLM Corporation*	205,485	1,828,817

		5,900,508

CONTAINERS AND PACKAGING 0.0%
Smurfit-Stone Container Company	499,926	127,481

DISTRIBUTORS 0.2%
Genuine Parts Company	50,769	1,922,114

DIVERSIFIED CONSUMER SERVICES 0.4%
H&R Block, Inc.	142,636	3,240,690

DIVERSIFIED FINANCIAL SERVICES 7.8%
Bank of America Corporation	1,472,802	20,737,052
CIT Group Inc.	633,291	2,875,141
Citigroup Inc.	2,617,393	17,562,707
JPMorgan Chase & Co.	1,007,383	31,762,786

		72,937,686

DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
AT&T Inc.	788,326	22,467,291
Frontier Communications Corporation	126,962	1,109,648
tw telecom inc.*	155,212	1,314,646

		24,891,585

ELECTRIC UTILITIES 1.2%
Exelon Corporation	124,170	6,905,094
FirstEnergy Corp.	83,203	4,042,002

		10,947,096

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Shares	Value

ELECTRICAL EQUIPMENT 0.3%
Emerson Electric Co.	68,399	$2,504,087

ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS 0.4%
Jabil Circuit, Inc.	286,444	1,933,497
Tyco Electronics Ltd.	115,161	1,866,760

		3,800,257

ENERGY EQUIPMENT AND SERVICES 1.5%
Baker Hughes Incorporated	22,582	724,205
BJ Services Company	160,775	1,876,244
ENSCO International Incorporated	65,568	1,861,476
Halliburton Company	202,292	3,677,669
Nabors Industries Ltd.*	161,205	1,929,624
Noble Corporation	62,178	1,373,512
Weatherford International Ltd.*	263,152	2,847,305

		14,290,035

FOOD AND STAPLES RETAILING 4.8%
Rite Aid Corporation*	9,267,382	2,872,888
Sysco Corporation	75,211	1,725,340
Wal-Mart Stores, Inc.	670,630	37,595,518
Walgreen Company	82,882	2,044,699

		44,238,445

FOOD PRODUCTS 1.7%
General Mills, Inc.	177,518	10,784,218
Kellogg Company	42,466	1,862,134
Sara Lee Corporation	78,800	771,452
J. M. Smucker Company	43,351	1,879,699

		15,297,503

HEALTH CARE EQUIPMENT AND SUPPLIES 0.6%
Becton, Dickinson & Company	27,125	1,855,079
Covidien Limited	83,527	3,027,018
Hologic, Inc.*	70,071	915,828

		5,797,925

HEALTH CARE PROVIDERS AND SERVICES 0.6%
Cardinal Health, Inc.	57,345	1,976,682
CIGNA Corporation	158,899	2,677,448
UnitedHealth Group Incorporated	14,829	394,451

		5,048,581

HOTELS, RESTAURANTS AND LEISURE 0.6%
McDonald’s Corporation	93,524	5,816,258

HOUSEHOLD PRODUCTS 2.1%
Kimberly-Clark Corporation	35,420	1,868,051
Procter & Gamble Company (The)	289,148	17,875,129

		19,743,180

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Shares	Value

INDUSTRIAL CONGLOMERATES 3.0%
3M Company	83,858	$4,825,189
General Electric Company	1,137,420	18,426,204
Tyco International Ltd.	228,229	4,929,746

		28,181,139

INSURANCE 4.5%
Aflac, Inc.	55,592	2,548,337
Allstate Corporation	437,131	14,320,412
Aon Corporation	41,732	1,906,318
Chubb Corporation	59,901	3,054,951
Hartford Financial Services Group, Inc.	61,987	1,017,827
Marsh & McLennan Companies, Inc.	58,400	1,417,368
MetLife, Inc.	37,621	1,311,468
Progressive Corporation	324,389	4,804,201
Prudential Financial, Inc.	31,793	962,056
Torchmark Corporation	41,023	1,833,728
Travelers Companies, Inc.	199,921	9,036,429

		42,213,095

INTERNET SOFTWARE AND SERVICES 1.0%
Symantec Corporation*	214,023	2,893,591
Yahoo!, Inc.*	547,557	6,680,195

		9,573,786

IT SERVICES 1.2%
Affiliated Computer Services, Inc.*	15,800	726,010
Automatic Data Processing, Inc.	103,230	4,061,068
Mastercard, Inc. (Class A)	19,745	2,822,153
Paychex, Inc.	68,965	1,812,400
Western Union Company	137,733	1,975,091

		11,396,722

LEISURE EQUIPMENT AND PRODUCTS 0.4%
Hasbro, Inc.	62,061	1,810,319
Mattel, Inc.	120,930	1,934,880

		3,745,199

MACHINERY 0.5%
Dover Corporation	57,000	1,876,440
Illinois Tool Works Inc.	67,069	2,350,768

		4,227,208

MEDIA 2.5%
CBS Corp. (Class B)	326,813	2,676,598
Comcast Corporation (Class A)	989,571	16,703,958
DIRECTV Group, Inc.*	82,626	1,892,962
Gannett Co., Inc.	234,802	1,878,416

		23,151,934

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Shares	Value

METALS AND MINING 0.7%
Alcoa Inc.	60,562	$681,928
Freeport-McMoRan Copper & Gold, Inc.	28,588	698,691
Nucor Corporation	75,837	3,503,669
United States Steel Corporation	54,361	2,022,229

		6,906,517

MULTI-UTILITIES 0.6%
Public Service Enterprise Group Incorporated	198,022	5,776,302

MULTILINE RETAIL 0.3%
Family Dollar Stores, Inc.	71,498	1,863,953
Kohl’s Corporation*	27,584	998,541

		2,862,494

OFFICE ELECTRONICS 0.2%
Xerox Corporation	232,391	1,852,156

OIL, GAS AND CONSUMABLE FUELS 11.8%
Apache Corporation	63,178	4,708,656
Chesapeake Energy Corporation	138,559	2,240,499
Chevron Corporation	723,716	53,533,273
ConocoPhillips Company	257,806	13,354,351
CONSOL Energy Inc.	61,618	1,761,042
EOG Resources, Inc.	46,999	3,129,193
Exxon Mobil Corporation	99,497	7,942,846
Hess Corporation	53,467	2,867,970
Marathon Oil Corporation	160,201	4,383,099
Noble Energy, Inc.	47,137	2,320,083
Occidental Petroleum Corporation	17,645	1,058,524
Peabody Energy Corporation	78,267	1,780,574
Southwestern Energy Company*	124,080	3,594,598
Spectra Energy Corporation	164,959	2,596,455
Sunoco, Inc.	42,797	1,859,958
Valero Energy Corporation	109,961	2,379,556

		109,510,677

PHARMACEUTICALS 12.3%
Abbott Laboratories	48,960	2,612,995
Eli Lilly & Company	122,344	4,926,793
Forest Laboratories, Inc.*	161,193	4,105,586
Johnson & Johnson	429,041	25,669,523
King Pharmaceuticals, Inc.	207,998	2,208,939
Merck & Co. Inc.	160,083	4,866,523
Mylan, Inc.*	352,551	3,486,729
Pfizer Inc.	3,139,295	55,596,914
Schering-Plough Corporation	414,627	7,061,098
Wyeth	112,068	4,203,671

		114,738,771

REAL ESTATE INVESTMENT TRUSTS 0.4%
Equity Residential	71,249	2,124,645
Public Storage	24,038	1,911,021

		4,035,666

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Shares	Value

ROAD AND RAIL 3.4%
Burlington Northern Santa Fe Corporation	125,631	$9,511,523
CSX Corporation	181,340	5,888,110
Norfolk Southern Corporation	198,108	9,320,981
Union Pacific Corporation	150,703	7,203,603

		31,924,217

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT 2.8%
Altera Corporation	130,779	2,185,317
Intel Corporation	743,067	10,893,362
Linear Technology Corporation	81,841	1,810,323
Marvell Technology Group Ltd.*	866,576	5,780,062
MEMC Electronic Materials, Inc.*	124,850	1,782,858
Microchip Technology Incorporated	92,317	1,802,951
Xilinx, Inc.	122,978	2,191,468

		26,446,341

SOFTWARE 2.6%
Activision Blizzard, Inc.*	854,103	7,379,450
BMC Software Inc.*	17,722	476,899
Macrovision Solutions Corporation*	1,290,649	16,326,710

		24,183,059

SPECIALTY RETAIL 4.2%
Abercrombie & Fitch Co. (Class A)	42,922	990,211
AutoZone, Inc.	13,754	1,918,270
Bed, Bath & Beyond Inc.*	79,348	2,017,026
Home Depot, Inc.	1,100,040	25,322,921
Lowe’s Companies, Inc.	223,008	4,799,132
OfficeMax Inc.	321,183	2,453,838
Sherwin-Williams Company	32,719	1,954,960

		39,456,358

TEXTILES, APPAREL AND LUXURY GOODS 0.6%
Coach, Inc.*	105,340	2,187,912
NIKE, Inc.	35,317	1,801,167
VF Corporation	32,548	1,782,654

		5,771,733

TOBACCO 0.9%
Altria Group, Inc.	523,699	7,886,907

TRADING COMPANIES AND DISTRIBUTORS 0.2%
W.W. Grainger, Inc.	24,647	1,943,169

WIRELESS TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corporation*	933,158	1,707,679

TOTAL COMMON STOCKS (Cost $1,158,549,448)		893,425,568

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2008

	Partnership Interest, Shares Subject to Call, or Principal Amount		Value

LIMITED PARTNERSHIP 0.2%
WCAS Capital Partners II, L.P.† (Cost $4,292,803)	$4,292,803		$1,893,126

OPTIONS PURCHASED* 0.0%

COMMUNICATIONS EQUIPMENT 0.0%
JDS Uniphase Corporation, Call expiring January 2009 at $15	994,900	shs.	9,949

DIVERSIFIED FINANCIAL SERVICES 0.0%
Citigroup Inc., Call expiring January 2009 at $30	565,200		5,652

INTERNET SOFTWARE AND SERVICES 0.0%
Yahoo!, Inc., Call expiring January 2009 at $30	556,300		11,127
Yahoo!, Inc., Call expiring January 2009 at $25	1,233,500		30,837

			41,964

PHARMACEUTICALS 0.0%
Bristol-Myers Squibb Company, Call expiring January 2009 at $25	738,800		162,536

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT 0.0%
Marvell Technology Group, Ltd., Call expiring January 2009 at $20	908,200		22,705
Marvell Technology Group, Ltd., Call expiring January 2009 at $15	352,900		17,645

			40,350

TOTAL OPTIONS PURCHASED (Cost $13,629,094)			260,451

SHORT-TERM HOLDINGS 2.3%

EQUITY-LINKED NOTES†† 0.2%
Lehman Brothers:
39.5%, 10/2/2008 (a)**	$14,844,000		1,164,809
53.51%, 9/14/2008 (b)**	14,844,000		940,738

TOTAL EQUITY-LINKED NOTES (Cost $29,688,000)			2,105,547

MONEY MARKET FUND 2.1%
SSgA US Treasury Money Market Fund (Cost $19,369,071)	19,369,071	shs.	19,369,071

TOTAL SHORT-TERM HOLDINGS (Cost $49,057,071)			21,474,618

TOTAL INVESTMENTS (Cost $1,225,528,416) 98.4%			917,053,763
OTHER ASSETS LESS LIABILITIES 1.6%			14,482,509

NET INVESTMENT ASSETS 100.0%			$931,536,272

*	Non-income producing security.

**	Security in default and non-income producing.

†	Restricted security.

††

The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows: The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:

(a) Delta Air Lines, Inc., Intel Corporation and Mylan Inc.
(b) Health Net, Inc., Kohl’s Corporation and Prudential Financial, Inc.
Industry classificiations have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets And Liabilities	December 31, 2008

Assets:
Investments, at value
Common stocks (cost $1,158,549,448)	$893,425,568
Limited partnership (cost $4,292,803)	1,893,126
Options purchased (cost $13,629,094)	260,451
Equity-linked notes (cost $29,688,000)	2,105,547
Money market fund (cost $19,369,071)	19,369,071

Total investments (cost $1,225,528,416)	917,053,763
Restricted cash	206,670
Receivable for securities sold	83,480,838
Dividends and interest receivable	1,419,603
Investment in, and expenses prepaid to, stockholder service agent	109,817
Receivable for Common Stock sold.	47,208
Other	93,605

Total Assets	1,002,411,504

Liabilities:
Payable for securities purchased	66,558,396
Bank overdraft	2,699,175
Preferred Stock dividends payable	470,463
Management fee payable	352,092
Payable for Common Stock repurchased.	182,025
Accrued expenses and other	613,081

Total Liabilities	70,875,232

Net Investment Assets	931,536,272
Preferred Stock	37,637,000

Net Assets for Common Stock	$893,899,272

Net Assets per share of Common Stock (Market value—$9.86)	$11.29

Statement of Capital Stock and Surplus	December 31, 2008

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,238 Shares authorized—1,000,000; issued and outstanding—752,740	$37,637,000
Common Stock, $0.50 par value: Shares authorized—159,000,000; issued and outstanding—79,181,325	39,590,663
Surplus:
Capital surplus	1,823,590,535
Dividends in excess of net investment income (Note 7)	(34,447)
Accumulated net realized loss (Note 7).	(660,772,826)
Net unrealized depreciation of investments	(308,474,653)

Net Investment Assets	$931,536,272

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations    For the Year Ended December 31, 2008

Investment Income:
Interest	$34,169,502
Dividends (net of foreign taxes withheld of $73,057)	32,737,668

Total Investment income	66,907,170

Expenses:
Management fee	7,746,821
Stockholder account and registrar services	3,254,254
Custody and related services	517,196
Stockholders’ meeting	465,078
Stockholder reports and communications	330,919
Audit and legal fees	192,143
Directors’ fees and expenses	156,306
Registration	71,977
Miscellaneous	457,829

Total Expenses	13,192,523

Net Investment Income*	53,714,647

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(938,031,606)
Net realized gain on options written	593,395
Net change in unrealized depreciation of investments	(116,914,507)

Net Loss on Investments	(1,054,352,718)

Decrease in Net Assets from Operations	$(1,000,638,071)

* Net investment income for Common Stock is $51,832,797, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2008	2007

Operations:
Net investment income	$53,714,647	$86,219,926
Net realized gain (loss) on investments	(938,031,606)	172,825,141
Net realized gain on options written	593,395	8,407,353
Net change in unrealized depreciation of investments and options written	(116,914,507)	(286,497,113)

Decrease in Net Investment Assets from Operations	(1,000,638,071)	(19,044,693)

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.50 and $0.87)	(51,832,797)	(88,809,314)

	(53,714,647)	(90,691,164)
Net realized gain:
Common Stock (per share: $0.39 and $1.57)	(40,184,455)	(161,625,776)
Return of Capital:
Common Stock (per share: $1.22 and $0)	(126,224,708)	—

Decrease in Net Investment Assets from Distributions	(220,123,810)	(252,316,940)

Capital Share Transactions:
Value of shares of Common Stock issued at market price in distributions (4,651,557 and 3,531,763 shares)	70,865,000	82,722,788
Value of shares of Common Stock issued for investment plan purchases (375,285 and 192,264 shares)	5,809,097	4,512,976
Cost of shares of Common Stock purchased from investment plan participants (1,810,291 and 1,893,815 shares)	(27,998,020)	(45,006,184)
Cost of shares of Common Stock purchased in the open market (1,463,111 and 2,351,756 shares)	(26,013,153)	(54,673,126)
Cost of shares of Common Stock purchased in in-kind tender offer (25,633,247 and 0 shares) (Note 4)	(281,453,052)	—
Net proceeds from issuance of shares of Common Stock upon exercise of warrants (23,516 and 24,730 shares)	22,362	24,730

Decrease in Net Investment Assets from Capital Share Transactions	(258,767,766)	(12,418,816)

Decrease in Net Investment Assets	(1,479,529,647)	(283,780,449)

Net Investment Assets:
Beginning of year	2,411,065,919	2,694,846,368

End of Year (including dividends in excess of net investment income of $34,447 and $39,691, respectively)	$931,536,272	$2,411,065,919

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Organization — Tri-Continental Corporation (the “Corporation”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company.

2. Significant Accounting Policies — The financial statements of Tri-Continental Corporation have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Corporation:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Corporation adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Corporation’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Corporation’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Corporation, and unobservable inputs reflect the Corporation’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Corporation invests a substantial percentage of its assets in an industry, the Corporation’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Corporation’s performance may be negatively affected.

b.

Equity-Linked Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

Tri-Continental Corporation

Notes to Financial Statements

c.

Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

e.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

f.

Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date. Effective May 30, 2007 through January 7, 2009, the Corporation has a distribution policy providing that the Corporation will distribute quarterly to holders of Common Stock a minimum amount per share equal to 2.75% of the net asset value attributable to a share of the Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually). Effective January 8, 2009, the Corporation has terminated such distribution policy, and the Corporation will make quarterly distribution approximately equal to all distributions received by the Corporation from its underlying portfolio investments, less the Corporation’s expenses and dividends payable on the Corporation’s Preferred Stock.

g.

Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Corporation to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Corporation files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Corporation’s open tax years of 2005-2008 in these jurisdictions, the Corporation has determined that FIN 48 did not have a material impact on the Corporation’s financial statements for the year ended December 31, 2008.

3. Fair Value Measurements — A summary of the value of the Corporation’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 – Quoted Prices in Active Markets for
Identical Investments	$913,055,090
Level 2 – Other Significant Observable Inputs	2,105,547
Level 3 – Significant Unobservable Inputs	1,893,126

Total	$917,053,763

Tri-Continental Corporation

Notes to Financial Statements

          As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balances as of December 31,2007	$1,784,956
Net change in unrealized depreciation	108,170
Balance as of December 31, 2008	$1,893,126

Net change in unrealized depreciation from investments still held as of December 31, 2008	$108,170

4. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

          The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2008, the Corporation purchased 1,810,291 shares of Common Stock from Plan participants at a cost of $27,998,020, which represented a weighted average discount of 9.2% from the net asset value of those acquired shares. A total of 375,285 shares were issued to Plan participants during the year for proceeds of $5,809,097, an average discount of 9.3% from the net asset value of those shares. In addition, a total of 4,651,557 shares were issued at market price in distributions during the year for proceeds of $70,865,000, an average discount of 7.1% from the net asset value of those shares.

          For the year ended December 31, 2008, the Corporation purchased 1,463,111 shares of its Common Stock in the open market at an aggregate cost of $26,013,153, which represented a weighted average discount of 9.9% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

          At December 31, 2008, the Corporation reserved 241,682 shares of Common Stock for issuance upon exercise of 9,991 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

          Assuming the exercise of all Warrants outstanding at December 31, 2008, net investment assets would have increased by $224,764 and the net asset value of the Common Stock would have been $11.26 per share. The number of Warrants exercised during the year ended December 31, 2008 and 2007 was 994 and 1,068, respectively.

          The Corporation conducted an in-kind tender offer for up to 35% of its issued and outstanding shares of Common Stock, which expired on December 11, 2008. Stockholders tendered 25,633,247 shares of Common Stock (or approximately 24.4% of the Corporation’s Common Stock outstanding) at a price per share equal to 99.25% of the net asset value per share of the Corporation’s Common Stock as of the close of the regular trading session of the New York Stock Exchange on December 12, 2008. The value of portfolio securities and cash delivered for the in-kind tender offer amounted to $271,671,718 and $9,781,334, respectively. The total cost of portfolio securities delivered was $556,010,141, resulting in a net realized loss of $284,338,423. This loss is not recognized by the Corporation for federal income tax purposes, and has been reclassified to Capital Surplus.

          The Corporation conducted a cash tender offer for up to 12.5% of its issued and outstanding shares of Common Stock, which expired on February 11, 2009. Approximately 9,247,000 shares of Common Stock (or approximately 11.7% of the Corporation’s Common Stock outstanding) were tendered through the expiration date. Because less than 12.5% of the issued and outstanding shares of Common Stock of the Corporation was tendered through the expiration date, all properly tendered shares was accepted for pur-

Tri-Continental Corporation

Notes to Financial Statements

chase. The purchase price was equal to 99.25% of the net asset value per share of the Corporation’s Common Stock as of the close of the regular trading session of the New York Stock Exchange on February 12, 2009. The total value of the Common Stock shares purchased was $93,024,820, which was paid in cash.

5. Management Services and Other Related Party Transactions —

a.

Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and stockholders of the Corporation having previously approved (at a Special Meeting held on October 7, 2008) a new Investment Management Services Agreement between RiverSource and the Corporation, RiverSource is the new investment manager of the Corporation effective November 7, 2008.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. Effective November 7, 2008, the management fee rate is equal to 0.40% per annum of the Corporation’s average daily net assets. Prior to November 7, 2008, the management fee rate was calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by JWS. The management fee for the year ended December 31, 2008 was equivalent to an average annual rate of 0.42% of the average daily net assets of the Corporation. For the year ended December 31, 2008, RiverSource received $663,350 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Corporation’s business and other affairs at no cost. Ameriprise provides the Corporation with office space, and certain administrative and other services and executive and other personnel as are necessary for the Corporation’s operations. Ameriprise pays all of the compensation of Board members of the Corporation who are employees or consultants of RiverSource and of the officers and other personnel of the Corporation. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Corporation under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Corporation will inform stockholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Corporation by JWS as part of its former management agreement with the Corporation.

b.

Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,254,254 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Corporation to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2008, the Corporation’s potential obligation under the Guaranty is $1,342,600. As of December 31, 2008, no event has occurred which would result in the Corporation becoming liable to

Tri-Continental Corporation

Notes to Financial Statements

make any payment under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

The Corporation’s Board has approved RiverSource Service Corporation (“RSC”) as the Corporation’s new transfer and shareholder service agent, and the termination of the Corporation’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Corporation by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Corporation will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Corporation’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Stockholders of the Corporation would bear their proportionate share of the Corporation’s expenses, including the Non-Recurring Charges.

c.

Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Corporation’s proportionate share of certain expenses of a company providing limited administrative services to the Corporation and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Corporation paid $1,391 to this company for such services.

The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and and expenses and the accumulated balance thereof at December 31, 2008, of $34,447 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid.

Certain officers and directors of the Corporation are officers or directors of the Manager, Ameriprise, RSC and/or Seligman Data Corp.

6. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2008, amounted to $1,910,329,491 and $1,992,172,581, respectively.

7. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

          At December 31, 2008, the cost of investments for federal income tax purposes was $1,254,240,781. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $31,445,556, offset in part by tax losses passed through to the Corporation from its limited partnership investment of $2,733,191.

Tri-Continental Corporation

Notes to Financial Statements

The tax basis components of accumulated losses at December 31, 2008 are presented below:

Gross unrealized appreciation of portfolio securities	$22,715,778
Gross unrealized depreciation of portfolio securities	(359,902,796)

Net unrealized depreciation of portfolio securities	(337,187,018)
Capital loss carryforward	(217,818,492)
Timing differences (post-October losses)	(414,241,970)

Total accumulated losses	$(969,247,480)

          At December 31, 2008, the Corporation had a capital loss carryforward for federal income tax purposes of $217,818,492, all of which expires in 2016 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Corporation will be able to utilize all of its capital loss carryforward before it expires.

          In addition, from November 1, 2008 through December 31, 2008, the Corporation incurred $414,241,970 of net realized capital losses. As permitted by tax regulations, the Corporation intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

          The tax characterization of distributions paid to stockholders for the years ended December 31, 2008 and 2007 were as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$73,638,768	$207,070,515
Long-Term Capital Gain	20,260,334	45,246,425
Return of Capital	126,224,708	—

	$220,123,810	$252,316,940

8. Restricted Security — At December 31, 2008, the Corporation owned one investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation.

Investment	Acquisition Dates	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$1,893,126

9. Options Written — Transactions in options written during the year ended December 31, 2008 were as follows:

	Shares Subject to Call	Premium

Options outstanding at December 31, 2007	—	$—
Options written	737,000	726,555
Options expired	(689,100)	(593,395)
Options exercised	(47,900)	(133,160)

Options outstanding at December 31, 2008	—	$—

Tri-Continental Corporation

Notes to Financial Statements

10. Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

          In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

          In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

          Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

          Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

11. Recently Issued Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Tri-Continental Corporation

Financial Highlights

          The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding during the year.

          Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the year, invested all distributions paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the year. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Corporation.

          The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, Beginning of Year	$23.03	$25.66	$22.16	$21.87	$19.55

Net investment income	0.52	0.84	0.33	0.26	0.26
Net realized and unrealized investment gain (loss)	(9.88)	(1.01)	3.47	0.29	2.31

Increase (Decrease) from
Investment Operations	(9.36)	(0.17)	3.80	0.55	2.57
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.50)	(0.87)	(0.28)	(0.24)	(0.23)
Distributions from net realized gain	(0.39)	(1.57)	—	—	—
Return of capital	(1.22)	—	—	—	—
Issuance of Common Stock in distributions	(0.25)	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(11.74)	(2.63)	3.50	0.29	2.32

Net Asset Value, End of Year	$11.29	$23.03	$25.66	$22.16	$21.87

Adjusted Net Asset Value, End of Year*	$11.26	$22.98	$25.60	$22.10	$21.82
Market Value, End of Year	$9.86	$20.90	$22.38	$18.58	$18.28

See footnotes on page 35.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2008	2007	2006	2005	2004

Total Investment Return:
Based upon market value	(45.89)%	3.51%	22.10%	2.98%	12.95%
Based upon net asset value	(43.77)%	(0.52)%	17.38%	2.66%	13.36%#
Ratios/Supplemental Data:
Expenses to average net investment assets	0.71%	0.65%	0.79%	0.64%	0.65%
Expenses to average net assets for Common Stock	0.73%	0.66%	0.80%	0.65%	0.66%
Net investment income to average net investment assets	2.90%	3.17%	1.37%	1.18%	1.26%
Net investment income to average net assets for Common Stock	2.96%	3.22%	1.40%	1.20%	1.28%
Portfolio turnover rate	111.03%	123.02%	121.81%	70.77%	47.36%
Net Investment Assets, End of Year (000s omitted):
For Common Stock	$893,899	$2,373,429	$2,657,209	$2,392,304	$2,470,781
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$931,536	$2,411,066	$2,694,846	$2,429,941	$2,508,418

*	Assumes the exercise of outstanding warrants.
#	Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33%.

See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Security Holders of
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Corporation’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2008, the results of its operations for the year then ended, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 27, 2009

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

Background

          On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the Corporation’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 17, 2008, the directors of the Corporation then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”). At the special meeting of stockholders of the Corporation held on October 7, 2008, the stockholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Corporation.

Board Considerations

          Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approvals by, Seligman, RiverSource and Ameriprise. The directors reviewed the approval of the Proposed Advisory Agreement with RiverSource and with experienced counsel who advised on the legal standards for their consideration. The independent directors discussed the proposed approval with counsel in private sessions.

          At their meetings held on June 12, 2008 and July 17, 2008, the directors discussed the Transaction and RiverSource’s plans and intentions regarding the Corporation with representatives of Ameriprise, RiverSource and Seligman.

          The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Corporation, and the overall arrangements between the Corporation and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Corporation and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource and its parent, Ameriprise;

(ii)	RiverSource’s capabilities with respect to compliance and its regulatory history;

(iii)	an assessment of RiverSource’s compliance system by the Corporation’s Chief Compliance Officer;

(iv)

that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Corporation or its stockholders;

(v)

that within the past year the directors had performed a full annual review of the Seligman Management Agreement as required by the Investment Company Act of 1940 (“1940 Act”) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the Corporation’s management fee and expense ratio were satisfactory;

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

(vi)

the potential benefits of the combination of RiverSource and Seligman to the Corporation, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities, including a highly regarded new team of portfolio managers for the Corporation; a continued high level of service to the Corporation; and the potential for realization of economies of scale over time since the Corporation will be part of a much larger fund complex;

(vii)

the fact that the Corporation’s total advisory and administrative fees will not increase by virtue of the Proposed Advisory Agreement, but will decrease slightly from the fee rate under the Seligman Management Agreement (subject to certain scenarios in which the total advisory and administrative fees could increase);

(viii)	that RiverSource, and not the Corporation, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the RiverSource and Ameriprise personnel that would provide advisory and administrative services to the Corporation;

(x)	the terms and conditions of the Proposed Advisory Agreement, including their review of differences from the Seligman Management Agreement;

(xi)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (within the meaning of the 1940 Act) on the Corporation; and

(xii)	that certain members of RiverSource management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

          In considering the nature, extent and quality of the services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations of the Corporation, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance program and compliance records and presentations provided on the quality of the investment research capabilities of RiverSource, and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Corporation. The directors considered the fact that the portfolio management team of the Corporation would not remain the same after the Transaction, and noted the professional experience and qualifications of the proposed portfolio management team and other senior personnel of RiverSource. The directors considered a report by the Corporation’s Chief Compliance Officer assessing RiverSource’s compliance system, which was followed by a meeting in private session with the Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the RiverSource funds. The directors also considered RiverSource’s discussion regarding the selection of brokers and dealers for portfolio transactions of the Corporation. As administrative services (provided under the Seligman Management Agreement) would be provided to the Corporation by Ameriprise at no additional cost rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as Ameriprise’s and RiverSource’s role in coordinating the activities of the Corporation’s other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting certain administrative services provided by Seligman for the Corporation to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Corporation under the Proposed Advisory Agreement and the administrative services agreement.

Costs of Services Provided and Profitability to RiverSource

          In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax profitability of RiverSource’s proposed relationship with the Corporation and discussed the assumptions of RiverSource and the limitations on the information provided. They also noted that RiverSource had undertaken to provide detailed profitability information in connection with future contract continuances. The directors considered RiverSource’s financial condition based on historical information provided by RiverSource.

          The directors noted that the proposed fee was slightly lower than the fee paid by the Corporation pursuant to the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing projected profitability information, the directors considered the effect of fall-out benefits on expenses. The directors concluded that they were satisfied that RiverSource’s level of projected profitability from its relationship with the Corporation was not excessive.

Fall-Out Benefits

          The directors noted that the Proposed Advisory Agreement provides that RiverSource may benefit from soft dollar arrangements relating to commissions paid by the Corporation on purchases and sales of securities on an agency basis, and noted RiverSource’s representation that none of its affiliated broker-dealers were expected to provide brokerage services to the Corporation. They reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors recognized that RiverSource’s projected profitability would be somewhat lower without this benefit. The directors also noted that RiverSource may derive reputational and other benefits from its association with the Corporation.

Investment Results

          The directors noted that a new portfolio management team was being proposed by RiverSource for the Corporation and that it was proposed that such team would use an investment process derived from that used by RiverSource Disciplined Equity Fund (“Disciplined Equity”) modified to comply with the Corporation’s investment strategies as disclosed in its prospectus. The directors also noted that neither the proposed portfolio management team nor RiverSource has experience managing closed-end funds such as the Corporation, and discussed with RiverSource its sensitivity to the fact that the market return of common stockholders of the Corporation is affected by the relationship of the Corporation’s trading price to the net asset value of the Corporation’s common stock, as well as investment performance.

          At the meeting, the directors reviewed performance information for the Corporation for periods covering the first six months of 2008, the preceding seven calendar years and annualized one-, three-, five-, and ten-year rolling periods ending June 30, 2008. For each of these periods, the directors reviewed and compared information regarding the performance of the Corporation to the Lipper Large-Cap Core Funds Average, the Lipper Closed-End Core Funds Average and the Standard & Poor’s 500 Composite Stock Price Index, which are the Corporation’s benchmarks. The directors also reviewed information provided by RiverSource comparing, over the past four calendar years, the per-

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

formance of the Corporation to Disciplined Equity (Class R4 Shares), as well as the Strategic Allocation Core Sleeve (a portion of a larger RiverSource fund portfolio with the same strategy as Disciplined Equity) and the S&P 500 over a number of metrics. The directors noted that information for Disciplined Equity was not available for all periods because it did not commence operations until April 2003. Representatives of RiverSource explained the comparative information that they had provided, including the method of calculating the various comparisons. The directors also reviewed information regarding the dividend yield of the Corporation over the past ten calendar years and the first six months of 2008 and considered distributions of Disciplined Equity for 2007. They also reviewed information about portfolio turnover rates of Disciplined Equity compared to the Corporation’s historical rates and other investment companies with similar investment objectives. The directors noted that the results of Disciplined Equity were generally better than those of the Corporation for the periods presented, but recognized that while the comparisons involving the RiverSource information were helpful in demonstrating the skill of the proposed portfolio management team, the fact that the Corporation would use a modified version of Disciplined Equity’s strategy meant that the Corporation would have achieved different results had it been managed by the same team over periods presented for Disciplined Equity. The directors also noted that they were unable to predict what effect, if any, consummation of the Transaction and the replacement of the portfolio management team would have on the future performance of the Corporation.

Management Fees and Other Expenses

          The directors considered the proposed advisory fee rate to be paid by the Corporation to RiverSource. In addition to the materials provided by Seligman regarding the fee rate, expense ratio and operating expenses of the Corporation, RiverSource provided information regarding the fees for RiverSource funds and managed accounts managed using core equity strategies. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, under the Proposed Advisory Agreement, the fee would be calculated solely as a percentage of the Corporation’s net assets, rather than a percentage of the net assets of all of the investment companies registered under the 1940 Act for which Seligman serves as investment manager (the “fee base”), and would no longer have any breakpoints. The directors noted that the proposed advisory fee was slightly lower than the Corporation’s management fee under the Seligman Management Agreement (even after taking breakpoints into account), and also lower than the fee rate for Disciplined Equity. They noted that the fee base concept is unusual and that it would be impractical to apply after consummation of the Transaction because Seligman is not expected to continue to manage investment company assets. The directors also compared the proposed advisory fee rate to a subset of funds in the Lipper Closed-End Core Fund category and the Lipper Large-Cap Core Funds category (the “Lipper peer groups”). The information showed that the proposed advisory fee rate was among the lowest in the Lipper peer group. In considering the fee rate, the directors noted that the Corporation’s management fee rate under the Seligman Management Agreement includes administrative services provided by Seligman whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Corporation initially without a fee. The directors further considered that the administrative fee could be increased without stockholder approval, although RiverSource noted that, at this time, it did not have an intention to seek such an increase, and that any such increase would require board approval and that it was expected that any proposed increase would be offset by a decrease in the fees under the Proposed Advisory Agreement. The directors noted RiverSource’s and Ameriprise’s covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act.

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

          In considering the expenses of the Corporation, the directors noted that the Corporation has elected to have certain stockholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by the Corporation and certain of the other investment companies in the Seligman Group of Funds that provides stockholder services to the Corporation and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds. The directors believe that the arrangement with SDC has provided the Corporation and its stockholders with a consistently high level of service. They noted that RiverSource had indicated that no changes to the arrangements with SDC were being proposed at this time by RiverSource.

          The directors noted that, in conjunction with their most recent deliberations concerning the Seligman Management Agreement, they had determined that the Corporation’s expense ratio was satisfactory. The directors also noted that the Corporation’s expense ratio was lower than the median and the average for each Lipper peer group. The directors concluded that because the advisory and administrative fees for the Corporation were expected to decrease slightly as a result of the Transaction, and the services to be provided to the Corporation were not expected to diminish, the expected expense ratio and proposed fees were appropriate.

Economies of Scale

          The directors noted that the proposed advisory fee schedule for the Corporation would eliminate the breakpoints included in the Seligman Management Agreement, which take into account the net assets of all funds in the Seligman Group of Funds, including the Corporation, and that the then-effective management fee rate reflects a reduction due to the effect of those breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that gives effect to fund specific services provided by an adviser. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Corporation, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors also noted that the proposed advisory fee rate would be slightly lower than the Corporation’s effective fee rate for 2007 and at June 30, 2008 and is among the lower fees paid by actively managed funds. They also noted that since the Corporation is a closed-end fund, its net assets are unlikely to increase materially, absent special circumstances. Having taken these factors into account the directors concluded that the absence of breakpoint arrangements were acceptable under the Corporation’s circumstances.

          The directors recognized that the Corporation may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Tri-Continental Corporation

Proxy Results

          Tri-Continental Corporation Stockholders voted on the following proposals at the Special Meeting of Stockholders on October 7, 2008, in Baltimore, MD. Stockholders voted in favor of the proposals. The description of each proposal and number of shares voted are as follows:

          To consider and vote upon the proposed Investment Management Services Agreement between the Corporation and RiverSource Investments, LLC:

For	Against	Abstain

59,037,017	4,053,578	1,318,919

To elect ten Directors to the Board:

to hold office until the 2009 Annual Meeting of Stockholders:

	For	Withheld

Kathleen Blatz	59,585,172	4,824,347
Alison Taunton-Rigby	59,565,701	4,843,818
Pamela G. Carlton	59,582,437	4,827,083
William F. Truscott	59,608,426	4,801,094

to hold office until the 2010 Annual Meeting of Stockholders:
	For	Withheld

Arne H. Carlson	59,531,396	4,878,123
Anne P. Jones	59,506,844	4,902,676

to hold office until the 2011 Annual Meeting of Stockholders:
	For	Withheld

Patricia M. Flynn	59,612,890	4,796,630
Jeffrey Laikind	59,542,795	4,866,725
Stephen R. Lewis, Jr.	59,583,415	4,826,106
Catherine James Paglia	59,581,357	4,828,163

Tri-Continental Corporation

Directors and Officers

Tri-Continental stockholders elect a Board of Directors that oversees the Corporation’s operations.

In connection with the acquisition of Tri-Continental’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, stockholders of Tri-Continental voted at a Special Meeting of Stockholders held on October 7, 2008 to elect 10 members to Tri-Continental’s Board. Messrs. Maher and Richie served on the Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

INDEPENDENT DIRECTORS

Name, (Age), Position(s) held with Corporation	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Director: From November 7, 2008	President, Springboard – Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Director: December 2006 to Date

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

Catherine James Paglia (56)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

See footnotes on page 44.

Tri-Continental Corporation

Directors and Officers

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s) held with Corporation	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (66)[3,4,6] • Director: 2000 to Date

Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008

Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

INTERESTED DIRECTOR*

William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008

President – US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*

Mr. Truscott is considered an “interested person” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1	Board Governance Committee	5	Executive Committee
	2	Compliance Committee	6	Investment Review Committee
	3	Contracts Committee	7	Joint Audit Committee
	4	Distribution Committee

Tri-Continental Corporation

Directors and Officers

PRINCIPAL OFFICERS

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Corporation, the Corporation’s other officers are:

Name, (Age), Position(s) held with Corporation, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 5547

Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017

Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

Eleanor T.M. Hoagland (56)
•     Chief Compliance Officer:
      2004 to Date
•     Money Laundering Prevention
      Officer and Identity Theft
      Prevention Officer: From
      November 7, 2008
•     100 Park Avenue
      New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

Tri-Continental Corporation

Additional Information

Manager	Stockholder Service Agent
From November 7, 2008	Seligman Data Corp.
RiverSource Investments LLC	100 Park Avenue
200 Ameriprise Financial Center	New York, NY 10017
Minneapolis, MN 55474
Mail Inquiries to:
Until November 6, 2008	P.O. Box 9759
J. & W. Seligman & Co. Incorporated	Providence, RI 02940-9759
100 Park Avenue
New York, NY 10017	Important Telephone Numbers

Independent Registered Public	(800) TRI-1092	Stockholder Services
Accounting Firm	(800) 445-1777	Retirement Plan Services
Deloitte & Touche LLP	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated
Telephone Access Service

Quarterly Schedule of Investments

          A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

          A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

          As required, the Corporation has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Corporation’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Corporation includes the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Forms N-CSR and N-Q filed with the SEC.

          This report is intended for the information of Stockholders who have received the current prospectus covering shares of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services as 800-TRI-1092.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

END OF ANNUAL REPORT

ITEM 2.    CODE OF ETHICS.
As of December 31, 2008, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that independent directors Ms. Pamela G. Carlton, Ms. Anne P. Jones, Mr. Jeffrey Laikind and Mr. John F. Maher, are audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$71,280	$78,731
Audit-Related Fees	30,000	–
Tax Fees	2,750	2,650
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$94,330	$92,940
Tax Fees	8,500	9,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $135,580 and $104,590, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Jeffrey Laikind, Chairman	Anne P. Jones
Kathleen Blatz	John F. Maher
Pamela G. Carlton

ITEM 6.    INVESTMENTS.
a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.
b) Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General Guidelines, Policies and Procedures

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

  The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

  The Board supports annual election of all directors and proposals to eliminate classes of directors.

  In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

  The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

  Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Information pertaining to the portfolio managers of the registrant, as of March 9, 2009, is set forth below.

Dimitris J. Bertsimas, Ph. D. , Senior Portfolio Manager
(46)
•	Portfolio Manager: November 2008 to Date
•	Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.
•	Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.
•	Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.
•	MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph. D. , Portfolio Manager
(40)
•	Co-Portfolio Manager: November 2008 to Date
•	Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.
•	Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.
•	Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.
•	Ph.D., MIT.

For the purposes of this discussion, each member of the portfolio team is referred to as a “Portfolio Manager.” The following table sets forth certain additional information with respect to each of the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

	Other Registered	Other Pooled Investment
Portfolio Manager	Investment Companies	Vehicles	Other Accounts
Dimitris J. Bertsimas	30 Other Registered	1 Pooled Investment	15 Other Accounts with $2.8
	Investment Companies	Vehicle with approximately	billion in total assets under
	with approximately	$9.8 million in total assets	management and none have an
	$9.9 billion in total	under management that	advisory fee based on
	assets under	does not have an advisory	performance.
	management. In addition,	fee based on performance.
9 Registered Investment
Companies with
approximately $7.5
billion in total assets
under management have
an advisory fee based on
performance.

Gina K. Mourtzinou	9 Other Registered	0 Other Pooled Investment	5 Other Accounts with
	Investment Companies	Vehicles.	approximately $93.1 million in total
	with approximately		assets under management and
	$4.3 billion in net		none have an advisory agreement
	assets under management		based on performance.
plus an additional 6
Registered Investment
Companies with
approximately $3.3
billion in assets under
management that have an
advisory fee based on
performance.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Managers’ compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Corporation and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of December 31, 2008, Mr. Bertsimas and Ms. Mourtzinou did not own shares of the registrant’s securities.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)
				Shares
7-01-08 to
7-31-08	544,225	$16.52	544,225	2,728,251
8-01-08 to
8-31-08	136,058	17.20	136,058	2,602,193
9-01-08 to
9-30-08	140,162	16.18	140,162	2,462,031
10-01-08 to
10-31-08	198,892	12.01	198,892	2,263,139
11-01-08 to
11-30-08	69,490	11.24	69,490	2,193,649
12-01-08 to
12-31-08	315,170	9.46	315,170	1,878,479

(1)	The stock repurchase program, renewed on November 15, 2007 authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere from January 1, 2008 through December 31, 2008 as long as the discount of the net asset value of the common stock to its market price exceeds 5%.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	March 9, 2009

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.